                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                  _______________

                                      FORM 8-K

                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              SEPTEMBER 2, 1998
                                                 ------------------------------

                             PERRY JUDD'S HOLDINGS, INC.
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                  (Exact name of registrant as specified in charter)



     DELAWARE                      333-45235                         51-0365965
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(State or other jurisdiction     (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)



575 WEST MADISON STREET, WATERLOO, WISCONSIN                              53594
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code                 920-478-3551
                                                    ---------------------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

A.   SALE OF PORT CITY PRESS, INC.

     On September 2, 1998, a subsidiary of Perry Judd's Holdings, Inc. (the "COMPANY"), Perry Judd's Incorporated ("PERRY JUDD'S"), consummated the sale of all of the outstanding shares of capital stock (the "STOCK") of its wholly-owned subsidiary, Port City Press, Inc. ("PORT CITY PRESS"), to Mack Printing Company pursuant to that certain Stock Purchase Agreement, dated as of July 31, 1998, among Mack Printing Company, Port City Press and Perry Judd's, as amended (the "STOCK PURCHASE AGREEMENT"). The aggregate cash consideration received by Perry Judd's in the transaction totaled approximately $29,374,000, which amount is net of closing costs and fees of Perry Judd's. The Stock Purchase Agreement also contained customary indemnities and guarantees.

B.   SALE AND LEASEBACK

     In connection with the Stock Purchase Agreement, on August 17, 1998, Perry Judd's consummated an Agreement of Purchase and Sale with 1323 Greenwood, L.L.C. (the "BUYER") relating to the sale and leaseback by Perry Judd's of a parcel of real property and industrial building located in Pikesville, Maryland (the "PROPERTY") which had been used in the operations of Port City Press (the "SALE/LEASEBACK TRANSACTION"). As part of the Sale/Leaseback transaction, the Company and Perry Judd's entered into a long-term lease as lessees, with the Buyer as lessor, for the Property (the "LEASE"). The Company and Perry Judd's then subleased the Property to Port City Press (the "SUBLEASE") under substantially the same economic terms as those contained in the Lease.

     Perry Judd's received cash consideration from the Buyer for the Property of approximately $9,534,000, net of closing costs and fees. The terms of the Lease include a twenty year term with an initial annual lease payment of $977,407 and 14.5% escalations scheduled at the start of the sixth, eleventh and sixteenth years.

          The foregoing descriptions of the Stock Purchase Agreement, the Lease and the Sublease do not purport to be complete statements of the parties' rights and obligations thereunder, and are qualified in their entirety by reference to the definitive agreements, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference.

ITEM 5. OTHER MATTERS

     Effective July 9, 1998, Judd and Detweiler, Inc., a wholly-owned subsidiary of Judd's Incorporated (a predecessor company to Perry Judd's), merged with and into Judd's Incorporated.

     Effective July 16, 1998, the Company and its subsidiaries completed the following transactions:

a) The Company changed its name from Perry-Judd's Incorporated to Perry Judd's Holdings, Inc.

b) Mount Jackson Press, Inc. and Shenandoah Valley Press, Inc., wholly-owned subsidiaries of Judd's Incorporated, merged with and into Judd's Incorporated.

c) Judd's Incorporated merged with and into another wholly-owned subsidiary of the Company, Perry Graphic Communications, Inc. The surviving company, Perry Graphic Communications, Inc., changed its name to Perry Judd's Incorporated, which continues to be a wholly-owned subsidiary of the Company.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements.

           None required.

     (b)  Pro Forma Financial Information.

     Basis of Presentation

     The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effects of adjustments relating to the sale of the Company's wholly-owned subsidiary, Port City Press, which was consummated effective September 2, 1998, and the Sale/Leaseback transaction, which was consummated effective August 17, 1998.

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 assumes that the sale of Port City Press and the Sale/Leaseback transaction occurred as of June 30, 1998, and the unaudited pro forma condensed consolidated statement of operations for the six month period ended June 30, 1998 assumes that the sale of Port City Press and the Sale/Leaseback transaction were consummated as of the first day of the period presented.

     The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 has not been presented, since the assets and liabilities involved in the sale of Port City Press and the Sale/Leaseback transaction were acquired or assumed effective December 16, 1997, and therefore the effects of any pro forma adjustments for the year ended

December 31, 1997 would not have been material to the Company's results of operations for such year.

     The unaudited pro forma condensed consolidated financial statements presented herein should be read in conjunction with the condensed consolidated financial statements of the Company included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

     The pro forma consolidated financial information presented herein is not necessarily indicative of the consolidated results of operations or the consolidated financial position of the Company that would have resulted had the transactions described herein occurred as described above in this Item 7, nor is it necessarily indicative of the Company's consolidated results of operations for future periods or its future consolidated financial position.

PERRY JUDD'S HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) SIX MONTHS ENDED JUNE 30, 1998
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------


                                             Historical   Pro Forma Adjustments  Pro Forma
                                             ----------   ---------------------  ---------
NET SALES. . . . . . . . . . . . . . . . . .  $146,805         $(18,353) (A)    $128,452

OPERATING EXPENSES:
     Costs of production . . . . . . . . . .   115,791          (11,891) (A)     103,900
     Selling, general and administrative . .    16,381           (3,327) (A)      13,054
     Depreciation. . . . . . . . . . . . . .     6,123             (646) (A)       5,477
     Amortization of intangibles . . . . . .       980             (165) (B)         815
                                               -------          -------          -------
                                               139,275          (16,029)         123,246
                                               -------          -------          -------
INCOME FROM OPERATIONS . . . . . . . . . . .     7,530           (2,324)           5,206
                                               -------          -------          -------

OTHER (INCOME) EXPENSES:
     Interest expense. . . . . . . . . . . .     7,701                             7,701
     Amortization of deferred financing costs      586                               586
     Interest income . . . . . . . . . . . .      (142)               6  (A)      (1,206)
                                                                 (1,070) (C)
     Loss (gain) on sale of assets . . . . .       (99)                              (99)
     Other, net. . . . . . . . . . . . . . .       202               (3) (A)         199
                                               -------          -------          -------
                                                 8,248           (1,067)           7,181
                                               -------          -------          -------

LOSS BEFORE INCOME TAXES . . . . . . . . . .      (718)          (1,257)          (1,975)

BENEFIT FOR INCOME TAXES . . . . . . . . . .        (1)            (569) (D)        (570)
                                               -------          -------          -------

LOSS BEFORE DIVIDENDS ON
     REDEEMABLE PREFERRED STOCK. . . . . . .      (717)            (688)          (1,405)

DIVIDENDS ON REDEEMABLE
     PREFERRED STOCK . . . . . . . . . . . .       522                               522
                                               -------          -------          -------
NET LOSS . . . . . . . . . . . . . . . . . .  $ (1,239)        $   (688)        $ (1,927)
                                               -------          -------          -------
                                               -------          -------          -------



See accompanying notes to pro forma condensed consolidated financial statements.

PERRY JUDD'S HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------



                                                      June 30,                               June 30,
ASSETS                                                   1998                                  1998
                                                     (Unaudited)   Pro Forma Adjustments     Pro Forma
                                                     ----------    ---------------------     ---------
CURRENT ASSETS:

     Cash and cash equivalents . . . . . . . . . . .   $   416       $  9,534  (E)           $ 39,322
                                                                       29,374  (H)
                                                                           (2) (I)
     Accounts receivable - net of allowance for
        doubtful accounts of $796. . . . . . . . . .    43,781         (5,173) (I)             38,608
     Inventories . . . . . . . . . . . . . . . . . .    21,156         (2,724) (I)             18,432
     Deferred income taxes . . . . . . . . . . . . .       539            (21) (I)                518
     Other current assets. . . . . . . . . . . . . .     2,928            (79) (I)              2,849
                                                       -------        -------                 -------
                            Total current assets . .    68,820         30,909                  99,729

     Property, plant and equipment, at cost. . . . .   147,091         (9,675) (F)            125,650
                                                                      (11,766) (I)
     Accumulated depreciation and amortization . . .   (20,446)           141  (F)            (19,767)
                                                                          538  (I)
                                                       -------        -------                 -------

       Property, plant and equipment - net . . . . .   126,645        (20,762)                105,883
     Goodwill - net. . . . . . . . . . . . . . . . .    27,664         (1,114) (G)             16,141
                                                                      (10,409) (I)
     Other assets - net. . . . . . . . . . . . . . .    12,621                                 12,621
                                                       -------        -------                 -------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .  $235,750       $ (1,376)               $234,374
                                                       -------        -------                 -------
                                                       -------        -------                 -------


See accompanying notes to pro forma condensed consolidated financial statements.

LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
     Accounts payable and accrued expenses . . . . . .   $ 35,014    $ (2,739) (I)           $ 32,275
     Income taxes payable. . . . . . . . . . . . . . .       (440)      1,856  (G)              5,423
                                                                        4,007  (J)
     Borrowings under revolving credit facility. . . .      5,026                               5,026
     Current maturities of long-term debt. . . . . . .      3,081                               3,081
                                                          -------     -------                 -------
                        Total current liabilities. . .     42,681       3,124                  45,805

     Long-term debt. . . . . . . . . . . . . . . . . .    141,144                             141,144
     Deferred income taxes . . . . . . . . . . . . . .     10,851      (2,970) (G)              6,351
                                                                       (1,530) (I)
     Other long-term liabilities . . . . . . . . . . .      8,923                               8,923
                                                          -------     -------                 -------
                        Total liabilities. . . . . . .    203,599      (1,376)                202,223
                                                          -------     -------                 -------

MINORITY INTERESTS:  Redeemable Preferred Stock
     Series A, B and D with stated redemption value
     of $100 per share, aggregate liquidation value of
     $7,625 at June 30, 1998 . . . . . . . . . . . . .      7,016                               7,016
                                                          -------     -------                 -------

STOCKHOLDERS' EQUITY:
     Preferred stock - par value $0.001 per share,
       775,000 shares authorized, 102,926
       shares issued and outstanding . . . . . . . . .     10,293                              10,293
     Common stock - par value $0.001 per share,
       1,000,000 shares authorized, 860,010
       shares issued and outstanding . . . . . . . . .          1                                   1
     Additional paid-in capital. . . . . . . . . . . .     21,500                              21,500
     Accumulated deficit . . . . . . . . . . . . . . .     (6,659)                             (6,659)
                                                          -------     -------                 -------

                        Total stockholders' equity . .     25,135                              25,135
                                                          -------     -------                 -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . . . . . .   $235,750    $ (1,376)               $234,374
                                                          -------     -------                 -------
                                                          -------     -------                 -------


See accompanying notes to pro forma condensed consolidated financial statements.

                            Perry Judd's Holdings, Inc.
                     Notes to Pro Forma Condensed Consolidated
                          Financial Statements (Unaudited)

Note A Reflects the elimination of actual sales, operating, and other expenses and interest income for the Port City Press, Inc. operation for the six months ended June 30, 1998. There is no effect from additional lease expense related to the Sale/Leaseback transaction as both the Sale/Leaseback and sale of Port City Press, Inc. have been assumed to be consummated as of the first day of the period presented.

Note B Reflects the adjustment of goodwill amortization related to the goodwill eliminated in connection with the sale of Port City Press, Inc. and the Sale/Leaseback transaction.

Note C Reflects interest income at 5.5% per annum on the estimated sale proceeds (net of closing costs and fees) of $29,374,000 and $9,534,000, respectively, for the sale of Port City Press, Inc. and the Sale/Leaseback transaction.

Note D Reflects the tax effect of the pro forma adjustments (excluding goodwill amortization) using a tax rate of 40%.

Note E Reflects estimated sale proceeds (net of closing costs and fees) for land and buildings in the Sale/Leaseback transaction. These proceeds, net of income taxes payable, are available only for future acquisitions and capital expenditures, subject to certain limitations, for 270 days subsequent to the receipt of proceeds. Any proceeds not utilized for such purposes must be used to prepay term debt.

Note F Reflects net book value of land and buildings sold in the Sale/Leaseback transaction.

Note G Reflects the following estimated tax effects related to land and buildings sold:

     Current income taxes payable on taxable gain                $  1,856
         (including AMT tax at 20% rate)
     Elimination of deferred taxes on cumulative timing
         differences at 40% effective rate                         (2,970)
                                                                 --------
     Adjustment to purchase accounting allocation -
         goodwill reduction                                      $ (1,114)

Note H Reflects estimated sale proceeds (net of closing costs and fees) from the sale of stock of Port City Press, Inc. These proceeds, net of income taxes payable, are available only for future acquisitions and capital expenditures, subject to certain limitations, for 270 days subsequent to the receipt of proceeds. Any proceeds not utilized for such purposes must be used to prepay term debt.

Note I Reflects the elimination of actual assets and liabilities sold or assumed in connection with the stock sale of Port City Press, Inc.

Note J Reflects the current income taxes expected to be paid on the taxable gain resulting from the sale of Port City Press, Inc. at an estimated rate of 25%.

          (c)      Exhibits.
2.1       Stock Purchase Agreement, dated as of July 31, 1998, among Mack
          Printing Company, Port City Press, Inc., and Perry Judd's
          Incorporated, and Amendment No. 1 to Stock Purchase Agreement, dated as of August 28, 1998.

10.7      Lease, dated as of August 13, 1998, between 1323 Greenwood, L.L.C., a
          Delaware limited liability company, as Landlord, and Perry Judd's
          Holdings, Inc. and Perry Judd's Incorporated as Tenants.

10.8      Lease/Sublease, dated as of August 14, 1998, by and between Perry
          Judd's Incorporated and Perry Judd's Holdings, Inc., as Sublandlord, and Port City Press, Inc., a Maryland corporation, as Subtenant.

                                      ANNEXES

Certain annexes to the exhibits set forth above have been omitted. The Company hereby agrees to furnish such annexes supplementally upon the request of the Securities and Exchange Commission.

ANNEXES OMITTED:

EXHIBIT 2.1
     Schedule I     Knowledge
     Schedule II    Target Working Capital
     Schedule III   Capital Expenditures Amount
     Schedule IV    Elections Amount Illustration

     Exhibit A      Form of Opinion of the Purchaser's Counsel
     Exhibit B      Form of Opinion of the Seller's Counsel
     Exhibit C      Form of Employment Agreement
     Exhibit D      Form of Non-Competition Agreement
     Exhibit E      Form of Lease/Sublease

EXHIBIT 10.7

     Exhibit 1      Legal Description
     Exhibit 5-1    Primary Term Basic Rent
     Exhibit 5-2    Extension Term Basic Rent
     Exhibit 9      Permitted Exceptions
     Exhibit 15-1   Purchase Price Schedule
     Exhibit 15-2   Additional Sales Closing Requirements
     Exhibit 25-1   Estoppel Certificate
     Exhibit 25-2   Estoppel Certificate
     Exhibit 36     Representations and Warranties

EXHIBIT 10.8

     Exhibit "A"    Legal Description of the Premises
     Exhibit "B"    Master Lease

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PERRY JUDD'S HOLDINGS INC.


Date: September 17, 1998                By: /s/  Verne F. Schmidt
                                        -------------------------------
                                        Verne F. Schmidt
                                        Senior Vice President and
                                        Chief Financial Officer



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